RESOLUTIONS OF COMMITTEE
APPOINTED BY THE BOARD OF DIRECTORS OF
BANK OF AMERICA CORPORATION

 August 9, 2006

5⅜% SENIOR NOTES, DUE 2011
FLOATING RATE SENIOR NOTES, DUE 2011
5¾% SUBORDINATED NOTES, DUE 2016
FLOATING RATE SUBORDINATED NOTES, DUE 2016

             WHEREAS, the Board of Directors (the "Board") of Bank of America Corporation (the "Corporation") previously has authorized and approved the issuance and sale for cash, at any time or from time to time, of its unsecured debt securities (the "Debt Securities"), common stock and other securities in one or more public offerings, $30,000,000,000 of which securities have been registered with the Securities and Exchange Commission pursuant to the Corporation's registration statement on Form S-3, Registration No. 333-112708 (the "Shelf");

            WHEREAS, the Corporation has issued and sold pursuant to or allocated under the Shelf $26,231,000,000 of its Debt Securities leaving an additional $3,769,000,000 in aggregate principal amount of unallocated Debt Securities, common stock and other securities that may be issued and sold pursuant to the Shelf;

             WHEREAS, by resolutions adopted by the Board at a meeting duly called and held on June 28, 2006 (the "Resolutions"), this Committee was appointed by the Board (the "Committee") with full authority of the Board with respect to any securities or other obligations of the Corporation (the "Obligations"), including the authority to determine the form, amount and overall terms for any Obligations; and

WHEREAS, this Committee has determined that issuing four series of Debt Securities in the form of senior and subordinated notes initially in the aggregate principal amount of $3,000,000,000 is advisable and in the best interests of the Corporation; and

WHEREAS, no stop order suspending the effectiveness of the above described registration statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the Resolutions, and the terms and provisions of the Indenture between the Corporation and The Bank of New York, as trustee (the "Senior Trustee"), dated as of January 1, 1995, as supplemented from time to time (the "Senior Indenture"), the issue and sale by the Corporation of two series of its senior indebtedness, which series shall be subject to the terms and entitled to the benefits of the Senior Indenture, hereby are authorized, approved and designated as follows: (1) a series of senior notes initially in the aggregate principal amount of $1,000,000,000 designated "5⅜% Senior Notes, due 2011" (the "Fixed Rate Senior Notes") and (2) a series of senior notes initially in the aggregate principal amount of $750,000,000 designated "Floating Rate Senior Notes, due 2011" (the "Floating Rate Senior Notes", and with the Fixed Rate Senior Notes, the "Senior Notes");

RESOLVED FURTHER, that pursuant to the Resolutions, and the terms and provisions of the Indenture between the Corporation and The Bank of New York, as trustee (the "Subordinated Trustee"), dated January 1, 1995, as supplemented from time to time (the "Subordinated Indenture"), the issue and sale by the Corporation of two series of its subordinated indebtedness, which series shall be subject to the terms and entitled to the benefits of the Subordinated Indenture, hereby are authorized, approved and designated as follows: (1) a series of subordinated notes initially in the aggregate principal amount of $750,000,000 designated "5¾% Subordinated Notes, due 2016" (the "Fixed Rate Subordinated Notes") and (2) a series of subordinated notes initially in the aggregate principal amount of $500,000,000 designated "Floating Rate Subordinated Notes, due 2016" (the "Floating Rate Subordinated Notes" and with the Fixed Rate Subordinated Notes, the "Subordinated Notes");

RESOLVED FURTHER, that the Senior Notes and the Subordinated Notes (together, the "Notes") to be issued and sold under the authority of these resolutions shall be allocated from those securities previously authorized by the Board and registered for sale under the Shelf;

RESOLVED FURTHER, that the amount of any series of Notes initially shall be as set forth above, but may be increased by up to the amount authorized, but unissued, pursuant to the Shelf or any other applicable registration statement at any time within the next nine months after the date hereof (or as permitted by Internal Revenue Service regulations) upon delivery of a supplemental officers' certificate setting forth the amount and terms of such additional or lesser amount of the applicable series of Notes;

RESOLVED FURTHER, that the Fixed Rate Senior Notes shall bear interest at the rate of 5⅜% per annum, which interest shall accrue from August 14, 2006 and be payable semi-annually in arrears on February 15 and August 15 of each year, beginning February 15, 2007; and the record date for the interest payments shall be the close of business on February 1 and August 1 preceding each interest payment date;

RESOLVED FURTHER, that the Fixed Rate Subordinated Notes shall bear interest at the rate of 5¾% per annum, which interest shall accrue from August 14, 2006 and be payable semi-annually in arrears on February 15 and August 15 of each year, beginning February 15, 2007; and the record date for the interest payments shall be the close of business on February 1 and August 1 preceding each interest payment date;

RESOLVED FURTHER, that the Floating Rate Senior Notes shall bear a floating rate of interest based on the London interbank offered rate ("LIBOR") for deposits in U.S. dollars maturing in three months ("Three-Month LIBOR"), as such rate appears on the designated LIBOR page (which shall initially be Telerate page 3750) as of 11:00 a.m., London time, on the applicable Interest Determination Date (as defined herein), plus a spread of 10 basis points; that the "Interest Determination Date" shall be the second London Banking Day preceding the relevant Interest Reset Date (as defined below); and that a "London Banking Day" shall be any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market;

RESOLVED FURTHER, that the Floating Rate Subordinated Notes shall bear a floating rate of interest based on Three-Month LIBOR, as determined on the applicable Interest Determination Date, plus a spread of 33 basis points; and that the Interest Determination Date shall be the second London Banking Day preceding the relevant Interest Reset Date;

RESOLVED FURTHER, that the "Interest Reset Dates" for each of the Floating Rate Senior Notes and the Floating Rate Subordinated Notes (together, the "Floating Rate Notes')  shall be February 15, May 15, August 15 and November 15 of each year, beginning November 15, 2006; the "Interest Payment Dates" for the Floating Rate Notes shall be February 15, May 15, August 15 and November 15 of each year, beginning November 15, 2006, and if an Interest Payment Date falls on a day that is not a business day, the applicable interest payment will be made on the next business day as if it were the date of payment and no additional interest will accrue; and the record date for the interest payable shall be the close of business on February 1, May 1, August 1 and November 1 preceding each Interest Payment Date;

RESOLVED FURTHER, that the maturity dates for each series of Senior Notes shall be August 15, 2011, and the maturity dates for each series of Subordinated Notes shall be August 15, 2016; and that none of the Notes normally shall be redeemable prior to their maturity;

RESOLVED FURTHER, that each initial series of Notes shall be sold to Banc of America Securities LLC, Bear, Stearns & Co. Inc., HSBC Securities (USA) Inc., Blaylock & Company, Inc. and Muriel Siebert & Co., Inc. (the "Underwriters") pursuant to the terms of the Underwriting Agreements dated August 9, 2006 among the Corporation and the Underwriters (the "Underwriting Agreements"), and that the Committee understands the Underwriters will reoffer each series of Notes for sale in a public offering;

RESOLVED FURTHER, that the Committee was advised by the Underwriters that they initially will offer the Notes to certain dealers at the initial public offering price, less a concession not in excess of (1) 0.200% for each series of Senior Notes and (2) 0.275% for each series of Subordinated Notes; and that the Underwriters may allow, and such dealers may reallow, a concession on sales to other dealers not in excess of (a) 0.150% for each series of Senior Notes and (b) 0.200% for each series of Subordinated Notes;

RESOLVED FURTHER, that each series of Notes shall be sold to the Underwriters on August 14, 2006 as follows: (1) for the Fixed Rate Senior Notes, at a price of 99.269% of the principal amount, which initially shall be offered to the public at a price of 99.619% of the principal amount, (2) for the Floating Rate Senior Notes, at a price of 99.650% of the principal amount, which initially shall be offered to the public at a price of 100.000%, (3) for the Fixed Rate Subordinated Notes, at a price of 99.122% of the principal amount, which initially shall be offered to the public at a price of 99.572%, and (4) for the Floating Rate Subordinated Notes, at a price of 99.550% of the principal amount, which initially shall be offered to the public at a price of 100.00%; and that prices for each series of Notes may be finally negotiated and adjusted as set forth in a supplemental officer's certificate;

RESOLVED FURTHER, that each series of Notes shall be issued as Registered Securities (as defined in the Senior Indenture and the Subordinated Indenture) initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, and eligible to trade through the facilities of The Depository Trust Company, in the manner requested by the Representatives, in denominations of $5,000 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about August 14, 2006 and the forms of registered note presented to this Committee and attached to the resolutions hereof as Exhibit A, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

RESOLVED FURTHER, that any Authorized Officer (as described herein) is hereby authorized and empowered to negotiate, execute and deliver, and this Committee hereby approves, the Underwriting Agreements, in the forms presented to the Committee and attached to the resolutions hereof as Exhibit B, relating, among other things, to the sale of each series of Notes and to the indemnification of and contribution to the Underwriters, and such Underwriting Agreements shall be, and they hereby are, in all respects authorized and approved, the execution thereof being conclusive evidence of such approval;

RESOLVED FURTHER, that, with respect to each series of Notes, a "Business Day" shall mean any weekday that is not a legal holiday in New York, New York or Charlotte, North Carolina and is not a day on which banking institutions in those cities are authorized or required by law or regulation to be closed;

RESOLVED FURTHER, that none of the Notes shall be entitled to any sinking fund nor subject to the provisions of Sections 14.02 and 14.03 of the Senior Indenture or the Subordinated Indenture, as applicable;

             RESOLVED FURTHER, that each series of Notes shall be executed in the name of and on behalf of the Corporation by the Chairman and Chief Executive Officer, the Chief Financial Officer, the Treasurer or any Senior or other Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, the Chief Financial Officer, the Treasurer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future Chief Executive Officer, Chief Financial Officer, Treasurer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Senior Notes, cease to be such an officer prior to the issuance of such Senior Notes, the Senior Notes so signed or bearing such facsimile signature nevertheless shall be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Kenneth D. Lewis, Chairman and Chief Executive Officer of the Corporation; Alvaro G. de Molina, Chief Financial Officer; J. Chandler Martin, Treasurer; James T. Houghton, Senior Vice President of the Corporation; Karen A. Gosnell, Senior Vice President of the Corporation; Mary L. Arnett, Senior Vice President of the Corporation; Ann J. Travis, Vice President of the Corporation; William J. Mostyn, III, Secretary of the Corporation; and Allison L. Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

            RESOLVED FURTHER, that pursuant to the provisions of the Senior Indenture and the Subordinated Indenture, the Chairman and Chief Executive Officer, the Chief Financial Officer, the Treasurer, any Senior Vice President or any Associate General Counsel (each, an "Authorized Officer") be, and each of them is, hereby authorized and empowered to cause the Senior Notes and the Subordinated Notes, upon execution thereof, to be delivered to the Senior Trustee under the Senior Indenture or the Subordinated Trustee under the Subordinated Indenture, as applicable, or to any agent designated by the Senior Trustee or the Subordinated Trustee, for authentication and delivery by it and to deliver to the Senior Trustee or Subordinated Trustee, as applicable, or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Senior Notes and the Subordinated Notes and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Senior Notes and the Subordinated Notes;

RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York, as Senior Trustee and as Subordinated Trustee (the "Trustee"), shall act as agent for the Corporation for the registration, transfer, exchange and payment of the Senior Notes and the Subordinated Notes (the "Paying Agent"), and as authenticating agent, and that the offices of the Paying Agent located at 101 Barclay Street, New York, New York, hereby is designated, pursuant to the provisions of the Senior Indenture and the Subordinated Indenture, as the office or agency of the Corporation where the Senior Notes and the Subordinated Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by the Trustee under the Senior Indenture or the Subordinated Indenture, as applicable, in connection with such duties;

RESOLVED FURTHER, that the Corporation hereby continues the appointment of The Bank of New York as calculation agent for both the Floating Rate Senior Notes and the Floating Rate Subordinated Notes;

RESOLVED FURTHER, that the Corporation will not pay Additional Amounts to the owners and holders of the Senior Notes or the Subordinated Notes;

RESOLVED FURTHER, that whenever the Trustee or Paying Agent, in its capacity as such, shall deem it expedient, it may apply to counsel for the Corporation for advice or instructions, and, for its actions and good faith in such capacity, including, but not limited to, action in reliance on such advice or instructions or on advice of its own counsel, the Corporation shall fully protect and hold harmless that agent from and against any liability;

RESOLVED FURTHER, that these resolutions shall be deemed automatically amended by, and to the extent described in, the supplemental officers' certificates delivered hereunder;

RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to take all steps deemed necessary by such officer to issue and sell each initial series of Notes, and to increase the amount of issued and outstanding Notes of each series at any time up to the maximum amount authorized and unissued under the Shelf, such actions to include delivery of appropriate Officers Certificates and Company Orders; the execution and delivery of additional Notes; the appointment of The Bank of New York, or any other entity, as calculation agent, and the negotiation, execution and delivery of an appropriate calculation agreement; the selection of one or more underwriters and the negotiation, execution and delivery of the Underwriting Agreements; the preparation of necessary amendments or supplements to the applicable global prospectus supplement for the Notes; and the execution and delivery of necessary closing documents; and

RESOLVED FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.